PFSW Global Commerce Solutions December 2020

The matters discussed in this presentation, particularly information regarding future revenue, earnings, business plans and goals, consist of forward-looking information within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by these sections and involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. Such statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and the Company's future performance are both subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially. The Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking information contained herein is subject to the risk factors and uncertainties described in the Company’s filings with the Securities and Exchange Commission, which risk factors and uncertainties are incorporated by reference as though fully set forth herein. This presentation contains certain non-GAAP measures including Service Fee Equivalent Revenue, Non-GAAP Net Income (Loss), EBITDA and Adjusted EBITDA. Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue and does not alter existing revenue recognition. Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition-related, restructuring and other (income) costs (including certain client related bankruptcy costs), amortization of acquisition-related intangible assets and deferred tax expense for goodwill amortization. EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock based compensation, as well as acquisition-related, restructuring and other (income) costs. Service Fee Equivalent Revenue, Non-GAAP Net Income (Loss), EBITDA, and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry, as the calculation of Non-GAAP Net Income (Loss) eliminates the effect of non-cash stock-based compensation, acquisition-related, restructuring and other costs (including certain client related bankruptcy costs), amortization of acquisition related intangible assets and deferred tax expense for goodwill amortization. EBITDA eliminates the effect of financing, income taxes, and the accounting effects of capital spending, and the amortization of acquisition-related intangible benefits, and Adjusted EBITDA further eliminates non-cash stock-based compensation and acquisition-related, restructuring and other costs, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis. The non-GAAP measures are not intended to be considered in isolation of, as a substitute for or superior to our GAAP financial information. We have included reconciliations later in this presentation of the non-GAAP measures to the nearest GAAP measure. Important Cautions Regarding Forward Looking Statements

3 Key Stats1 Stock Price $6.00 $1.50/$9.89 52 WEEK LOW/HIGH 80,864 AVG. DAILY VOL. (3 MO.) 20.2M SHARES OUTSTANDING 77% PUBLIC FLOAT, EST. 86% INSTITUTIONAL/STRATEGIC OWNER HOLDINGS TRADING DATA @ (12/10/20) Enterprise Value $150.6M VALUATION MEASURES @ (12/10/20) Adjusted EBITDA2 $20.9M FINANCIAL HIGHLIGHTS (TTM @ 9/30/20) $321.6M TOTAL REVENUE $240.8M SERVICE FEE EQUIVALENT REVENUE2 $9.3M NON-GAAP NET INCOME2 $10.4M CASH & EQUIVALENTS3 $188.2M TOTAL ASSETS3 $39.5M TOTAL DEBT3 $137.5M TOTAL LIABILITIES3 $50.7M TOTAL EQUITY3 $121.5M MARKET CAP 0.6x EV/TTM SFE REVENUE2 7.2x EV/TTM ADJ. EBITDA2 STOCK TREND 1. Source: Capital IQ 2. Service fee equivalent (SFE) revenue, Adjusted EBITDA and Non-GAAP net income are non-GAAP financial measures. See Appendix for a reconciliation to the most comparable GAAP financial measure 3. As of the third quarter ended September 30, 2020. 4. Company guidance issued and effective 11/6/20 only. $232.1 $215.8 $24.4 $16.2 FY18 FY19 FY20E Service Fee Equivalent Revenue2 Adj. EBITDA2 ($ Millions) TARGETING RETURN TO GROWTH IN 2020 4

4 About PFSweb Order Fulfillment 3PL Customer Care Payment & Fraud Experience Data Order Mgmt Technology Multipoint Orchestration PFSW is a Global Commerce Services Company. We manage the entire online customer shopping experience for major branded manufacturers and retailers. We do this through two business units, LiveArea and PFS: Selected Client Portfolio

5 Business Unit Update Robust sales pipeline and improved pipeline conversion in Q4 generating strong backlog headed into 2021 with enhanced service offering and successful international expansion. • Surge in Q4 sales bookings back into expected range. • Improved sales pipeline conversion and clearing through contract signature delays from Q3. • Continued record sales pipeline of opportunities including large, multi-cloud projects with major brands. • Global expansion into Europe's Benelux and DAC regions. • Continue to invest in global senior talent to accelerate growth, introduce innovation, and provide strategic insights. • Sustained service fee growth objective of 10-15%. Continued high levels of fulfillment-related activities through 2020, including the current holiday shopping season, driving stronger than expected revenue growth for the year. • Record level fulfillment volumes since Q2 continuing through the 2020 holiday peak season. • Rapid build-out of two new distribution centers (Dallas and Belgium) for incremental capacity, proving crucial to service client order volumes during this peak holiday period. • Early success with first production RetailConnect client enabling BOPIS and ship-from-store for the holiday. • Transition to a fully remote contact center workforce has demonstrated continued success and improved operations. • Rebounding sales pipeline and bookings with new brands and current clients upgrading their order fulfillment solution. • Sustained service fee growth objective of 5-10%.

PFS Holiday Outlook

PFSW

Early holiday ramp in order fulfillment volumes and continued very strong volumes during traditional holiday peak period generating expected record-level DTC order fulfillment volumes for Q4 2020 – PFS performing at a high level for clients.

- Higher order volumes from Q2 helped prepare our operations and our client programs for the holiday season.
- Two new DCs (Dallas and Belgium) have operated like seasoned fulfillment centers despite only being operational for less than 2 months, successfully expanding fulfillment capacity for key clients and distributing load for transportation carriers mitigating delivery risk.
- Remote contact center operations have run smoothly with less attrition than previous years.
- Processed over 4M customer orders in November, more than a 100% increase from the prior year, setting Q4 '20 to be the largest DTC order fulfillment quarter in company history with full year order fulfillment growth rates expected to be in excess of 70%.
- Production RetailConnect client fulfilling orders daily from three anchor stores – resulting in ~30% increase in store fulfillment productivity[1].
- Deployed our CloudPick-based fulfillment technology into our client's distribution center in Germany for the holiday period – accounting for approximately 10% of their EU order volume from deployment in early November through December 11, 2020.

2020 Order Fulfillment Weekly Volume Trends



Early Holiday Ramp
Cyber Week
State of Emergency Declared in US
CV-19 Spike – Widespread Store Closures
CV-19 Stabilized Period
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

1. As reported by our client for their largest footprint store as compared to the omni-channel system previously deployed in that location.

6

Financial Breakdown

PFSW

($ Millions)



Service Fee Equivalent Revenue1
Adj. EBITDA1
$232.1
$24.4
$215.8
$16.2
FY18
FY19
FY20E 3

Margin[2]	10.5%	7.5%	~7.5% to ~8%

Targeting record-level SFE revenue for 2020[3]

- Robust eCommerce demand and high fulfilment volumes are driving revenue growth and expected record SFE revenue in FY20.
- Rebounding from PFS client bankruptcy and LiveArea sales underperformance in 2019.
- Recurring FY19 Service Fee Equivalent Revenue ~65%
- Implementing new strategies to accelerate growth.
  - PFS: New products (RetailConnect & CloudPick), traction from sales & marketing investments.
  - LiveArea: Leadership changes, go-to-market adjustments, and expanded capabilities.

Targeting adjusted EBITDA growth and margin expansion in 2020[3]

- Strong FY20 revenue growth partially offset by increased fulfillment labor costs and sales and marketing costs.
- Long-term margin expansion objective of 12-13% targeted through emphasis on higher-margin service fee, leveraging global infrastructure, and continuous cost control initiatives and operating efficiencies.

1. Service Fee Equivalent Revenue and Adjusted EBITDA are non-GAAP financial measures. See Appendix for a reconciliation to the most comparable GAAP financial measure.
2. AEBITDA Margin reflects percentage of Adjusted EBITDA to Service Fee Equivalent Revenue
3. Company SFE Revenue and Adjusted EBITDA guidance issued and effective on 12/15/2020 only

7

8 Investment Highlights Rapid acceleration in online shopping brings tailwinds for PFSweb in 2021, as we are uniquely positioned as a leader in global commerce with a strong value proposition and can deliver branded commerce operations at scale. PFSW’s competitive advantage lies in our ability to create exceptional branded digital and physical shopping experiences at scale. • COVID crisis creating near and long-term benefits. • Global footprint spanning three continents, brand-centric approach, and a diversified portfolio of clients provide a strong foundation for growth. • Multiple avenues for growth and margin expansion as we implement new initiatives and introduce tech products that require limited PFS facility, operations infrastructure and labor support costs. • Forrester Research expects online buyer behavior to remain strong over the next five years, with eCommerce driving more than half the growth in total retail sales between 2021 and 2024.1 • Gartner recommends brands and retailers “accelerate the development and availability of fulfillment services by adopting an aggressive, targeted approach to expanding your last-mile fulfillment portfolio”.2 • Now targeting 2020 SFE Revenue percentage growth in the mid to high- teens3. 1. Source: Forrester Research, 2020 Online Retail Forecast, North America (COVID-19 Update). September 15, 2020. 2. Source: Gartner Research, Dead Ends, Diversions and New Directions: How Retail's Last Mile Needs to Adapt to a Post-COVID World, August 2020. 3. Company SFE Revenue guidance issued and effective on 12/15/2020 only

Thank You

Reconciliation Tables

PFSW

($ Millions)

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA & Non-GAAP Net Income (Loss)

	2018	2019					2020			
	2018 Cons	March Cons	June Cons	Sept Cons	Dec Cons	YTD Cons	March Cons	June Cons	Sept Cons	YTD Cons
Net Income (Loss)	$ 1.2	$ (1.2)	$ (1.0)	$ (1.6)	$ 1.6	$ (2.2)	$ (0.2)	$ (1.0)	$ (2.8)	$ (4.0)
Income tax expense (benefit)	2.8	0.2	0.3	(0.1)	0.7	1.2	0.4	0.6	0.6	1.7
Interest expense	2.5	0.5	0.4	0.5	0.5	1.9	0.4	0.4	0.4	1.2
Depreciation and amortization	9.8	2.5	2.4	2.5	2.3	9.7	2.2	1.8	1.9	5.9
Amortization of acquisition-related intangible assets	1.6	0.2	0.2	0.2	0.2	0.7	0.1	0.1	0.1	0.4
EBITDA	$ 17.9	$ 2.3	$ 2.3	$ 1.4	$ 5.2	$ 11.3	$ 2.9	$ 2.0	$ 0.2	$ 5.1
Stock-based compensation	4.0	0.7	0.7	0.9	0.8	3.0	0.5	5.2	3.2	8.9
Acquisition related, restructuring & other (income) costs	2.5	0.4	0.4	0.8	0.2	1.9	0.5	0.1	0.0	0.6
Adjusted EBITDA	$ 24.4	$ 3.3	$ 3.4	$ 3.1	$ 6.3	$ 16.2	$ 4.0	$ 7.2	$ 3.4	$ 14.6
Net Income (Loss)	$ 1.2	$ (1.2)	$ (1.0)	$ (1.6)	$ 1.6	$ (2.2)	$ (0.2)	$ (1.0)	$ (2.8)	$ (4.0)
Stock-based compensation	4.0	0.7	0.7	0.9	0.8	3.0	0.5	5.2	3.2	8.9
Amortization of acquisition - related intangible assets	1.6	0.2	0.2	0.2	0.2	0.7	0.1	0.1	0.1	0.4
Acquisition related, restructuring & other costs	2.5	0.4	0.4	0.8	0.2	1.9	0.5	0.1	0.0	0.6
Deferred tax expense - goodwill amortization	0.5	0.1	0.1	0.1	0.1	0.5	0.1	0.1	0.1	0.4
Non-GAAP Net Income (Loss)	$ 9.8	$ 0.2	$ 0.4	$ 0.4	$ 3.0	$ 3.9	$ 1.1	$ 4.5	$ 0.7	$ 6.3

10

11 Reconciliation Tables Reconciliation of Total Revenue to Service Fee Equivalent Revenue – PFSW Consolidated Results 2018 2019 2020* Total revenue 326,160$ 294,022$ 236,218$ Pass-through revenue (61,326) (53,027) (42,053) Cost of product revenue (32,710) (25,158) (16,732) Service Fee Equivalent Revenue 232,124$ 215,837$ 177,433$ ($ Thousands) *Through 9 months